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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT: OCTOBER 15, 2003             COMMISSION FILE NO. 0-22810
(Date of earliest event reported)


                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                DELAWARE                                  03-0311630
     (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                   Identification No.)


              1000 Crawford Place, Suite 400, Mt. Laurel, NJ 08054
                    (Address of Principal Executive Offices)

         Registrant's Telephone No., including area code: (856) 778-2300

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Item 5    Other Events

          Mace Security International, Inc. ("Mace"), today announced that its Board of Directors has accepted the resignation of Richard B. Muir. Mr. Muir resigned effective October 15, 2003, due to other business commitments. Further, Mace's Board of Directors has elected Burton Segal as a new independent board member to fill the vacancy. Mr. Segal is a certified public accountant with over 30 years of public accounting experience, and is currently a principal in Burton Segal & Co., CPA's. On October 29, 2003, Mace issued a press release in connection with the matters described in this paragraph. A copy of the press release is attached hereto as Exhibit 99.1.




Item 7    Financial Statements and Exhibits.

          (c) The following Exhibits are hereby filed as part of this Current Report on Form 8-K.

          99.1 Press Release issued by Mace Security International, Inc. dated October 29, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACE SECURITY INTERNATIONAL, INC.

                                     By:  /s/ Gregory M. Krzemien
                                          -----------------------
                                          Gregory M. Krzemien
                                          Chief Financial Officer and Treasurer


Date:    October 29, 2003

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                                  EXHIBIT INDEX




Exhibit No.      Description
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99.1             Press Release issued by Mace Security International, Inc. dated
                 October 29, 2003.

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